CERTIFICATE OF CHIEF EXECUTIVE OFFICER

 OF

CORD BLOOD AMERICA, INC.

This certificate is being delivered pursuant to Section 11(d) of that certain Existing Samples Purchase Agreement, as amended by the Amendment and Modification to the Existing Samples Purchase Agreement, dated February 28, 2007 (collectively, the “ESP Agreement”) by and between CORCELL, INC., a Delaware corporation (the “Seller”) and CORD BLOOD AMERICA, INC., a Florida corporation (the “Buyer”). Terms used but not otherwise defined herein shall have the meanings ascribed to them thereto in the ESP Agreement.

The undersigned, in his capacity as Chief Executive Officer of the Buyer, and not in his individual capacity, does hereby certify to Seller as follows:

1.

The representations and warranties of Buyer set forth in the ESP Agreement were true and correct in all respects at and as of October 12, 2006 and are true and correct as of the date hereof as though made at and as of the date hereof provided, however, that, representations and warranties that are made as of a particular date or period are true and correct only as of such date or period.

2.

Buyer  has in all material respects performed all obligations and complied with all covenants required by the ESP Agreement to be performed or complied with by Buyer at or prior to the date hereof.

3.

As of the date hereof, there are no Proceedings pending wherein wherein an unfavorable injunction, judgment, order, decree, ruling, or charge would (A) prohibit consummation of any of the transactions contemplated by the ESP Agreement, or (B) cause any of the transactions contemplated by the ESP Agreement to be rescinded following consummation.

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BUYER CERT

IN WITNESS WHEREOF, I have hereunto signed by name this 28th of February, 2007.

CORD BLOOD AMERICA, INC.,

a Florida corporation

By:_____________________________

     Name: Matthew Schlissler

                                                                             Title: President and Chief Executive Officer

BUYER CERT